Exhibit 10(a)(5)


                      THE BEAR STEARNS COMPANIES INC.
                 AMENDMENT TO MANAGEMENT COMPENSATION PLAN



          RESOLVED, that Section 6.1 of the Management Compensation Plan be amended by increasing the maximum share of the Annual Bonus Pool that may be allocated to any participant in any fiscal year from 25% to 30%, subject to stockholder approval at the 1996 Annual Meeting of Stockholders.






























































     NYFS04...:\25\22625\0110\6678\EXH9186R.07A